                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 19, 2006
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                            GlobalOptions Group, Inc.
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             (Exact name of registrant as specified in its charter)

            Nevada                 333-117495                    73-1703260
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(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)

     75 Rockefeller Plaza, 27th Floor
             New York, New York                                   10019
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(Address of principal executive offices)                        (zip code)

       Registrant's telephone number, including area code: (212) 445-6262
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       N/A (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On October 19, 2006,  effective as of October 12, 2006,  GlobalOptions,
Inc., a Delaware  corporation (the "Borrower") and a wholly-owned  subsidiary of
GlobalOptions Group, Inc., a Nevada corporation (the "Registrant"), entered into a Second Amended and Restated Loan and Security Agreement (the "Loan Agreement")
with Silicon  Valley Bank, a California  chartered  bank (the "Bank").  The Loan
Agreement  effectively  permits a loan balance of up to  $5,000,000 at any given time and includes a facility fee, finance charges and a collateral handling fee.
Pursuant  to the Loan  Agreement,  the  Borrower  granted  the  Bank a  security interest  in, and pledged and  assigned  to the Bank,  substantially  all of the
Borrower's   current  and  future  acquired  personal  property  (the  "Borrower
Collateral").

         On October 19, 2006,  effective as of October 12, 2006,  the Registrant reaffirmed its Unconditional Guaranty originally made on March 8, 2006. Pursuant to the reaffirmation,  the Registrant acknowledged that its guaranty of the loan provided to the Borrower and  corresponding  grant of a security interest in all of its property  apply to the Second Amended and Restated Loan Agreement and any
other  agreements,  assignments  or  instruments  relating  to the  indebtedness evidenced by the Loan  Agreement.  On October 19, 2006,  effective as of October
12, 2006, in connection with the Loan Agreement,  the Registrant entered into an
Amended  and  Restated   Security   Agreement   with  the  Bank  (the  "Security
Agreement"), pursuant to which the Registrant assigned and granted to the Bank a continuing  security  interest  in  substantially  all of its current and future personal  property.  Furthermore,  the Registrant agreed that, absent the Bank's consent, it will not sell, lease,  transfer,  assign or otherwise dispose of any of its property or any interest therein except in certain  circumstances arising in the  ordinary  course of business.  In  connection  with the Loan  Agreement,
Security Agreement and Unconditional  Guaranty,  the Borrower and the Registrant
entered into separate  Intellectual  Property Security  Agreements with the Bank
(the "IP  Security  Agreements")  pursuant  to which both the  Borrower  and the
Registrant  granted  the Bank a  security  interest  in all of their  respective rights,  titles and  interests  in, to and under their  respective  intellectual property.

         The  foregoing  descriptions  of  the  Loan  Agreement,   Unconditional
Guaranty and  Security  Agreement  are not  complete and are  qualified in their entirety by reference to the full text of such  Agreements,  copies of which are filed herewith and are incorporated herein by reference.

ITEM 2.03.  CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See the disclosure set forth under Item 1.01,  which is incorporated by reference into this Item 2.03.

         ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (d) EXHIBITS

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

Exhibit No.                        Description
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  10.1           Second Amended and Restated Loan and Security Agreement,
                  entered into October 19, 2006 and dated as of October 12,
                  2006, by and between GlobalOptions, Inc., a Delaware
                  corporation, and Silicon Valley Bank.

  10.2           Unconditional Guaranty, entered into March 8, 2006, by
                  GlobalOptions Group, Inc., a Nevada corporation, in favor of
                  Silicon Valley Bank.

  10.3           Amended and Restated Security Agreement, entered into October
                  19, 2006 and dated as of October 12, 2006, by and between
                  GlobalOptions Group, Inc., a Nevada corporation, and Silicon
                  Valley Bank.

                                       2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 27, 2006                      GLOBALOPTIONS GROUP, INC.

                                             By: /s/ Harvey W. Schiller, Ph.D.
                                                 -------------------------------
                                                 Harvey W. Schiller, Ph.D.
                                                 Chairman and Chief Executive Officer